UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 14, 2026

BMO 2026-C15 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002063009)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

National Cooperative Bank, N.A.

(Central Index Key number: 0001577313)

German American Capital Corporation

(Central Index Key number: 0001541294)

NWL Company, LLC

(Central Index Key number: 0002100918)

Wells Fargo Bank, National Association

(Central Index Key number: 0000740906)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

UBS AG New York Branch

(Central Index Key number: 0001685185)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-16	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 14, 2026, BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI.”), KeyBanc Capital Markets Inc. (“KeyBanc Capital”), J.P Morgan Securities LLC (“J.P. Morgan Securities”), Nomura Securities International, Inc. (“Nomura Securities”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC “Wells Fargo Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”), Drexel Hamilton, LLC (“Drexel”), Mischler Financial Group, Inc. (“Mischler”) and Natixis Securities Americas LLC (“Natixis” and, together in such capacity with BMO Capital Markets, CGMI, DBSI, KeyBanc Capital, J.P. Morgan Securities, Nomura Securities, SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft, Drexel and Mischler, the “Underwriters”) entered into an underwriting agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated August 14, 2026 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about August 31, 2026 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of approximately $650,555,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of approximately $72,284,426, to BMO Capital Markets, CGMI, DBSI, KeyBanc Capital, J.P. Morgan Securities, Nomura Securities, SGAS, UBS Securities, Wells Fargo Securities, Academy, Bancroft, Drexel, Mischler and Natixis (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of August 14, 2026 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2026-C15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-C15 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2026, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”), and (iii) the Class S Certificates.

BMO Capital Markets, CGMI, DBSI, KeyBanc Capital, J.P. Morgan Securities, Nomura Securities, SGAS, UBS Securities and Wells Fargo Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated August 10, 2026, and by the Prospectus, dated August 14, 2026 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates represent, in the aggregate, the entire beneficial ownership in the BMO 2026-C15 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 51 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB, (v) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, (vi) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “NCB Mortgage Loan Purchase Agreement”), between the Depositor and NCB, (vii) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “NREC Mortgage Loan Purchase Agreement”), between the Depositor and NREC, (viii) NWL Company, LLC (“NWL”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “NWL Mortgage Loan Purchase Agreement”), between the Depositor and NWL, (ix) Societe Generale Financial Corporation (“SGFC”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “SGFC Mortgage Loan Purchase Agreement”), between the Depositor and SGFC, (x) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, (xi) UBS AG New York Branch (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG, and (xii) Wells Fargo National Association (“WFB”), pursuant to a Mortgage Loan Purchase Agreement dated as of August 1, 2026 (the “WFB Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the JPMCB Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement, the NREC Mortgage Loan Purchase Agreement, the NWL Mortgage Loan Purchase Agreement, the SGFC Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement and the UBS AG Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and WFB. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10, 99.11, and 99.12 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Arizona Mills	4.6	–
Orchard at Saddleback	4.7	–
U-Haul AREC Portfolio 22	4.8	4.2
The Falls	4.9	4.3
One Dag	4.10	4.3
The Pointe at Polaris	4.11	–
The Ritz Tower	4.12	–
Phoenix Industrial Portfolio XV	4.13	4.4
Birch Run Premium Outlets	4.14	4.5
One Commerce Plaza	4.15	4.5

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated August 14, 2026. The related registration statement (file no. 333-280224) was originally declared effective on October 10, 2024. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1	Underwriting Agreement

Exhibit 4.1	Pooling and Servicing Agreement

Exhibit 4.2	MSBAM 2026-C36 PSA

Exhibit 4.3	BANK 2026-BNK52 PSA

Exhibit 4.4	Benchmark 2026-B43 PSA

Exhibit 4.5	BMO 2026-C14 PSA

Exhibit 4.6	Arizona Mills Co-Lender Agreement

Exhibit 4.7	Orchard at Saddleback Co-Lender Agreement

Exhibit 4.8	U-Haul AREC Portfolio 22 Co-Lender Agreement

Exhibit 4.9	The Falls Co-Lender Agreement

Exhibit 4.10	One Dag Co-Lender Agreement

Exhibit 4.11	The Pointe at Polaris Co-Lender Agreement

Exhibit 4.12	The Ritz Tower Co-Lender Agreement

Exhibit 4.13	Phoenix Industrial Portfolio XV Co-Lender Agreement

Exhibit 4.14	Birch Run Premium Outlets Co-Lender Agreement

Exhibit 4.15	Once Commerce Plaza Co-Lender Agreement

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 14, 2026, which such certification is dated August 14, 2026

Exhibit 99.1	BMO Mortgage Loan Purchase Agreement

Exhibit 99.2	CREFI Mortgage Loan Purchase Agreement

Exhibit 99.3	GACC Mortgage Loan Purchase Agreement

Exhibit 99.4	JPMCB Mortgage Loan Purchase Agreement

Exhibit 99.5	KeyBank Mortgage Loan Purchase Agreement

Exhibit 99.6	NCB Mortgage Loan Purchase Agreement

Exhibit 99.7	NREC Mortgage Loan Purchase Agreement

Exhibit 99.8	NWL Mortgage Loan Purchase Agreement

Exhibit 99.9	SGFC Mortgage Loan Purchase Agreement

Exhibit 99.10	SMC Mortgage Loan Purchase Agreement

Exhibit 99.11	UBS AG Mortgage Loan Purchase Agreement

Exhibit 99.12	WFB Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2026	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2026-C15 – Form 8-K